UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. )
(Rule 14a-101)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Rule 240.14a-12

THOMAS WEISEL PARTNERS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)   Title of each class of securities to which transaction applies:

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On November 1, 2007 Thomas Weisel Partners Group, Inc. announced that during the week of November 5-9, 2007 it would be participating in an investor conference sponsored by Keefe, Bruyette & Woods and would be making presentations to individual institutional investors. A copy of the presentation materials to be utilized during the investor conference and the presentations to institutional investors is being posted to the Thomas Weisel Partners website and a copy of those presentation materials is set forth below.

Thomas Weisel Partners

KBW Conference
November 2007

Thomas Weisel Partners
Experts in Growth

Cautionary Note and Safe Harbor Statement

Analyst Estimates. This presentation includes sell-side analyst estimates regarding the future financial performance of TWPG, which estimates were not prepared by TWPG. Analyst estimates are given as of the date of their publication and are subject to change by the publishing analysts. Analyst estimates are forward-looking in nature and should only be considered in the context of the full text of the related research reports of the publishing analysts and risk factors such as those described above under "Forward Looking Statements".

Historical Results and Non-GAAP Financial Measures. This presentation includes historical financial results. Actual results in the future may differ materially from historical results and historical results should not be considered as an indication of future performance. To supplement TWPG's financial results presented in accordance with GAAP, TWPG's management uses certain non-GAAP measures, including measures of financial performance and liquidity. These non-GAAP measures should only be considered together with the corresponding GAAP results reported herein and in TWPG's Exchange Act Reports. Further discussion and reconciliation of TWPG's non-GAAP financial measures is included herein and in its Exchange Act Reports.

Not a Proxy Solicitation. This presentation is not a solicitation of a proxy from any stockholder of TWPG. TWPG has filed with the SEC a preliminary proxy statement and will be filing a definitive proxy statement and other relevant documents with the SEC which will be mailed to stockholders in connection with the proposed transaction. TWPG URGES INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TWPG, WESTWIND AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to stockholders of TWPG seeking approval of the proposed transaction. When available, these materials and other documents filed with the SEC will be available free of charge at the SEC's website, www.sec.gov. Thomas Weisel Partners and its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding directors and executive officers is available in the Annual Report on Form 10-K for the year ended December 31, 2006, and the Proxy Statement filed with the SEC on April 12, 2007. These documents are available on the SEC's web site at www.sec.gov and at www.tweisel.com. Additional information regarding the interests of such potential participants will be included in the proxy statement to be filed with the SEC.

The information contained herein is as of November 2, 2007, unless otherwise noted.

Financial information stated herein is unaudited, unless otherwise noted.

Thomas Weisel Partners™
Experts in Growth
2

U.S. Capital Markets Overview

Thomas Weisel Partners
Experts in Growth

Russell 2000 Value vs. Growth

Indexed from 1995

Positive Variance Growth vs. Value

Year	Basis Pt. Chg
2007 YTD	1,300

- MS Tech is up 20% in 2007 YTD

600
500
400
300
200
100
0
280
262
109
455
344
237
Jun-95
Jun-96
Jun-97
Jun-98
Jun-99
Jun-00
Jun-01
Jun-02
Jun-03
Jun-04
Jun-05
Jun-06
Jun-07
Russell 2000 Growth
Russell 2000 Value
Russell 2000

Updated November 1, 2007. Source: Russell.

Thomas Weisel Partners™ *Experts in Growth*

4

Strong Growth Expected in 2008

Index Performance	July 23, 2006 - 2007 YTD	2007E Earnings Growth	2008E Earnings Growth
S&P 500 Lg Cap	24%	5%	14%
S&P 500 Lg Cap Tech	52%	14%	24%
S&P 400 Mid Cap	26%	7%	16%
S&P 400 Mid Cap Tech	39%	30%	21%
S&P 600 Sm Cap	22%	2%	20%
S&P 600 Sm Cap Tech	45%	16%	43%
Russell 2000 Growth	32%	19%	19%
Russell 2000 Growth Tech	44%	20%	20%
Russell 2000 Value	12%	11%	11%
Russell 2000 Value Tech	27%	13%	14%

Updated October 31, 2007. Source: Standard and Poors, Russell and Factset.

Thomas Weisel Partners™
Experts in Growth
5

Capital Raising - Growth Sectors

85% Growth in Number of Transactions
50% Growth in Fees

Number of Transactions

1,000
900
800
700
600
500
400
300
200
100
0
477
734
890
116
63
232
66
196
72
350
116
258
119
403
110
2005
2006
2007 YTD¹ RR
Consumer
Healthcare
Media/Telecom
Tech

Transaction Fees ($ in Billions)

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.4
$2.9
$3.5
0.68
0.60
0.82
0.34
0.80
0.33
1.06
0.72
1.19
0.65
1.17
0.44
2005
2006
2007 YTD¹ RR
Consumer
Healthcare
Media/Telecom
Tech

Updated October 31, 2007.
Includes initial public offerings, follow-on offerings, convertible offering and private capital transactions. Source: Commscan/Equidesk, Thomas Weisel Partners.

Thomas Weisel Partners™
Experts in Growth
6

New Issue Environment – Domestic Initial Public Offerings

Transaction Count
700
600
500
400
300
200
100
0
$120
$100
$80
$60
$40
$20
$0
Dollars Issued ($ in Billions)
89
241
331
484
354
415
631
490
285
499
418
86
74
79
233
206
198
255
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007 RR

Avg. Mo #:	7	20	28	40	30	35	53	41	24	42	35	7	6	7	19	17	17	21
VC Backed:	45%	47%	51%	32%	32%	34%	34%	24%	24%	50%	48%	26%	27%	28%	29%	20%	28%	26%

Updated October 31, 2007. 2007 run rate is based on January – October 2007 data.
Excludes Closed-end Funds and transaction under $15 Million in Gross Proceeds. Source: Commscan/Equidesk, VentureSource, TWP Capital Markets.

Thomas Weisel Partners™
Experts in Growth
7

New Issue Environment – Domestic Tech IPOs

Transaction Count
Dollars Issued ($ in Billions)
400
350
300
250
200
150
100
50
0
$80
$70
$60
$50
$40
$30
$20
$10
$0
24
57
101
147
142
203
259
162
114
345
268
19
14
21
52
42
40
66
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 RR

Updated October 31, 2007. 2007 run rate is based on Jan. – October 2007 data.
Technology includes Media and Telecom. Excludes Closed-end Funds and transactions under $15 million in gross proceeds. Source: Commscan/Equidesk, TWP Capital Markets.

Thomas Weisel Partners℠
Experts in Growth
8

Substantial Increase in IPOs in Registration

2005 - 2007 YTD IPOs on File By Industry

250
200
150
100
50
0
Other
Consumer
Healthcare
Tech/Telecom/Internet
106
60
14
20
12
136
78
10
24
24
58
204
112
16
41
35
92
Dec. 31, 2005
Dec. 31, 2006
Oct. 31, 2007

Updated October 31, 2007. Technology includes Telecom, Media, Internet Services and e-Commerce.
Source: Commscan/Equidesk, Thomas Weisel Partners.

Thomas Weisel Partners™
Experts in Growth
9

Tech M&A Environment

U.S. Targets

Transaction Value at Announcement ($ in Billions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$33
$42
$57
$96
$113
$152
2002
2003
2004
2005
2006
2007 RR
400
350
300
250
200
150
100
50
0
Transaction Count

# of Txns:	683	298	229	216	275	323	346	339 RR

Includes SDC designated Tech Industries (e.g. Computer Related, Electronics, IT Services, Semiconductors, Software).
Announced Transactions with disclosed values of $20 million or more involving U.S. Targets only. Excludes Spinoffs and Repurchases and Withdrawn transactions.
Updated October 2, 2007. 2007 run rate based on January – September 2007 data. Source: Securities Data Corp.

Thomas Weisel Partners℠
Experts in Growth
10

Institutional Equity Commissions - Revenues in U.S. Markets

$ in Billions

$9.8
$12.0
$14.7
$17.5
$18.2
$20.3
$22.3
$13.4
$12.6
$11.2
$10.8
$10.8
$10.3
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007E

Source: Greenwich Associates.

Thomas Weisel Partners℠
Experts in Growth
11

TWP Overview

Thomas Weisel Partners
Experts in Growth

Thomas Weisel Partners Overview

Experts in Growth

Premiere, high quality global growth focused investment bank

Early days in technology and emerging resources verticals

Geographic and product diversity with Westwind transaction and expansion in Europe

KBW estimates, including Westwind:
- **Revenue grows to $449 million in 2008, and**
- **Net income grows to $47 million in 2008**

Solid balance sheet will further enable acquisition strategy

Expected revenue and net income estimates are KBW estimates as of November 2007.

Thomas Weisel Partners™
Experts in Growth
13

Investment Banking Overview

Thomas Weisel Partners
Experts in Growth

Strong Investment Banking Momentum

35% CAGR
$ in Millions

KBW Estimates
KBW Estimates
$200
$150
$100
$50
$0
Revenue ($ in Millions)
70
60
50
40
30
20
10
# of IPOs
$32
$43
$31
$93
$54
$84
$62
$121
2005
2006
2007E
2008E
Capital Raising Revenue
M&A Revenue
# of IPOs

Total Revenue:	$75	$124	$137E	$184E

2007E and 2008E total revenue estimates are KBW estimates as of November 2007. The number of 2007E IPOs are TWP internal projections and 2008E IPOs is a TWP estimate that assumes the growth rate for TWP IPOs from 2006 to 2007.

Thomas Weisel Partners℠
Experts in Growth
15

Continuing Relationships with IPO Clients

116 IPOs Over the Last 4 Years
35 FOs from IPO Clients Over the Last 4 Years

# of Transactions
# of Follow-ons for IPO Clients
50
40
30
20
10
0
20
15
10
5
0
9
21
31
24
18
19
27
26
40
20
2003
2004
2005
2006
2007E
IPOs
FOs
FOs for IPO Clients

2007E are estimates that assume the number of IPOs and FOs per TWP's current pipeline as of November 2007.

Thomas Weisel Partners℠
Experts in Growth
16

Leader in Growth Transactions

2006 – 2007 All Managed Growth

Rank	Firm	#	$M
1	J.P. Morgan	144	$53,104
2	Goldman Sachs	129	55,001
3	Morgan Stanley	127	46,388
4	Credit Suisse	122	43,379
5	Lehman	122	39,874
6	Banc of America	118	40,686
7	Merrill Lynch	114	33,679
8	UBS	113	37,867
9	Piper Jaffray	109	17,601
10	**Thomas Weisel Partners**	**105**	**19,237**
11	Citigroup	102	42,879
12	Cowen	99	14,227
13	Deutsche Bank	92	24,720
14	Wachovia	82	20,148
15	Jefferies	80	18,321
16	CIBC	80	11,988
17	Bear Stearns	49	21,852
18	RBC Capital Markets	46	6,252
19	Needham	38	4,444
20	JMP Securities	32	3,951

As of October 31, 2007.

Thomas Weisel Partners™
Experts in Growth
17

Leader in Growth Transactions

2006 – 2007 Book Managed Growth

Rank	Firm	#	$M
1	Goldman Sachs	119	$50,978
2	Morgan Stanley	110	38,881
3	Merrill Lynch	99	26,123
4	J.P. Morgan	98	32,600
5	Lehman	95	25,528
6	Credit Suisse	89	27,552
7	UBS	85	20,826
8	Citigroup	65	25,918
9	Banc of America	63	18,944
10	Deutsche Bank	55	11,920
11	**Thomas Weisel Partners**	**31**	**3,071**
12	Piper Jaffray	31	3,048
13	Bear Stearns	26	11,215
14	Cowen	26	1,896
15	CIBC	24	1,604
16	Jefferies	23	4,089
17	Wachovia	17	1,867
18	ThinkEquity Partners	11	301
19	RBC Capital Markets	10	1,213
20	Pacific Growth Equities	10	294

As of October 31, 2007.

Thomas Weisel Partners™
Experts in Growth
18

Strong Technology Transactions

2006 – 2007 All Managed Technology

Rank	Firm	#	$M
1	Credit Suisse	54	$19,436
2	Lehman	48	18,056
3	**Thomas Weisel Partners**	**44**	**6,838**
4	Morgan Stanley	44	17,164
5	J.P. Morgan	43	19,843
6	Goldman Sachs	40	16,202
7	Merrill Lynch	35	8,235
8	Citigroup	34	15,714
9	Deutsche Bank	31	11,732
10	Jefferies	30	5,252
11	Cowen	29	5,904
12	UBS	26	12,360
13	Piper Jaffray	26	4,925
14	Needham	25	2,511
15	Banc of America	24	13,734
16	Wachovia	20	3,685
17	CIBC	16	2,358
18	RBC Capital Markets	15	1,976
19	AG Edwards	10	1,735
20	Bear Stearns	9	6,296

As of October 31, 2007.

Thomas Weisel Partners™
Experts in Growth
19

Strong Technology Transactions

2006 – 2007 Book Managed Technology

Rank	Firm	#	$M
1	Goldman Sachs	40	$16,202
2	Morgan Stanley	40	16,059
3	Credit Suisse	39	9,861
4	Lehman	37	11,548
5	Merrill Lynch	31	7,339
6	J.P. Morgan	29	12,317
7	Citigroup	22	10,654
8	UBS	19	7,270
9	Deutsche Bank	16	4,485
10	**Thomas Weisel Partners**	**13**	**1,194**
11	Banc of America	12	3,549
12	Jefferies	4	505
13	Cowen	4	363
14	Needham	4	121
15	Bear Stearns	2	1,238
16	CIBC	2	168
17	Piper Jaffray	2	145
18	AG Edwards	2	24
19	Raymond James	1	55
20	Roth Capital Partners	1	51

As of October 31, 2007.

Thomas Weisel Partners™
Experts in Growth
20

TWPG is the Leader in Venture-Backed IPOs

2004 – 2007 YTD Venture-Backed IPOs

Rank	Firm	#	$M
1	**Thomas Weisel Partners**	**73**	**10,036**
2	Piper Jaffray	57	5,142
3	Cowen	52	3,661
4	J.P. Morgan	44	6,331
5	Morgan Stanley	42	7,336
6	Merrill Lynch	40	5,981
7	CIBC	33	2,333
8	Credit Suisse	32	4,713
8	Lehman	32	4,700
8	Deutsche Bank	32	2,991
11	Banc of America	29	3,926
12	Goldman Sachs	26	4,375
13	Jefferies	25	3,358
14	UBS	24	5,093
15	RBC Capital Markets	22	1,779
16	JMP Securities	21	1,542
16	Needham	21	1,468
18	Wachovia	19	3,515
18	William Blair	19	1,684
20	Pacific Growth Equities	18	992

As of September 30, 2007.

Thomas Weisel Partners™
Experts in Growth
21

TWPG Continues to Execute High Quality Transactions

TWP is a Market Leader in Aftermarket Performance for IPO Offerings

2006 – 2007 YTD

Rank	All Managers	%Δ Offer - Current	No. of Deals
1	Thomas Weisel Partners	60.17	46
2	Piper Jaffray & Co	54.77	52
3	Goldman Sachs	52.87	71
4	Cowen & Co LLC	51.49	49
5	Credit Suisse	47.51	81
6	Citi	39.16	88
7	Deutsche Bank	37.93	68
8	Merrill Lynch	36.20	94
9	Morgan Stanley	34.17	72
10	UBS	32.86	88
11	JP Morgan	31.74	100
12	CIBC World Markets	31.05	47
13	Wachovia	30.96	73
14	AG Edwards	28.33	44
15	Bear Stearns	27.87	46
16	Lehman Brothers	27.05	79
17	Raymond James	26.32	42
18	RBC Capital Markets	24.60	48
19	Banc of America	23.79	68
20	Jefferies & Company Inc	21.73	48

Full Credit to Book Manager (includes direct placements). Source: Equidesk.
Sorted by Performance. Includes firms that completed 40 or more deals. Updated September 30, 2007.

Thomas Weisel Partners℠ Experts in Growth 22

TWPG is Associated with 6 of Top 10 Technology IPOs

Top 10 Performing Tech IPOs Since September 2006 Offer to Current

231%
167%
140%
138%
122%
108%
96%
94%
87%
72%
150%
125%
100%
75%
50%
25%
0%
RVBD MELI DDUP SCOR STAR CAVM DBTK BLOG INFN DMAN

2005 – 2007 Tech IPO Underwriters

Rank	Firm	# of IPOs
1	**Thomas Weisel Partners**	6
2	Credit Suisse	5
3	Morgan Stanley	4
3	Goldman Sachs	4
5	JPMorgan	3
5	Lehman Brothers	3
5	Citigroup	3
8	Merrill Lynch	2
8	Cowen & Co.	2
8	William Blair	2
8	JMP Securities	2
12	Deutsche Bank	1
12	Needham	1
12	Friedman Billings Ramsey	1
12	CIBC World Markets	1
12	Jefferies	1

Rankings based on 60 completed technology IPOs since 9/2006.
Excludes spin-offs, holdings companies and energy IPOs. Outlined bars indicate TWP deal.

Thomas Weisel Partners™
Experts in Growth
23

High Quality Investment Banking Transactions

25 IPOs in 2007 Are Up Approximately 39% On Average

Date	Company	Ticker	Sector	Amount Offered ($ in millions)	Offer Price	Current Price*	% Change (Offer to Current)
2007							
11/1/2007	SoundBite Communications, Inc.	SDBT	Tech	41.6	8.00	8.02	0.2%
10/30/2007	Smile.Communications, Ltd.	SMLC	Tech	80.1	12.00	12.26	2.2%
10/24/2007	Ulta Salon, Cosmetics & Fragrance	ULTA	Consumer	176,770.7	18.00	32.73	81.8%
10/18/2007	Noah Education Holdings Ltd.	NED	Consumer	158.5	14.00	17.07	21.9%
10/10/2007	Virgin Mobile USA, Inc.	VM	Tech	412.5	15.00	11.50	(23.3%)
10/9/2007	Compellent Technologies, Inc.	CML	Tech	93.2	13.50	15.13	12.1%
10/2/2007	Constant Contact, Inc.	CTCT	Tech	123.3	16.00	24.49	53.1%
8/7/2007	Masimo Corporation	MASI	Healthcare	233.0	17.00	31.45	85.0%
7/26/2007	Lululemon Athletica Inc	LULU	Consumer	327.6	18.00	49.13	172.9%
7/25/2007	Voltaire Ltd	VOLT	Tech	51.9	9.00	7.25	(19.4%)
7/19/2007	Orbitz Worldwide Inc	OWW	Consumer	510.0	15.00	10.21	(31.9%)
7/18/2007	Netezza Corp	NZ	Tech	124.4	12.00	13.90	15.8%
6/27/2007	PROS Holdings Inc	PRO	Tech	86.3	11.00	18.00	63.6%
6/26/2007	Data Domain Inc	DDUP	Tech	127.5	15.00	34.01	126.7%
6/6/2007	Infinera Corp	INFN	Tech	209.3	13.00	22.09	69.9%
6/5/2007	Starent Networks Corp	STAR	Tech	145.4	12.00	23.25	93.8%
5/16/2007	Eurand NV	EURX	Healthcare	112.0	16.00	13.07	(18.3%)
5/14/2007	Insulet Corp	PODD	Healthcare	125.5	15.00	23.83	58.9%
5/8/2007	TomoTherapy Inc	TTPY	Healthcare	256.6	19.00	21.40	12.6%
5/1/2007	Cavium Networks Inc	CAVM	Tech	104.8	13.50	28.53	111.3%
4/18/2007	MetroPCS Communications Inc	PCS	Tech	1,322.5	23.00	20.14	(12.4%)
2/15/2007	Salary.com	SLRY	Tech	68.8	10.50	15.10	43.8%
2/8/2007	U.S. Auto Parts Network Inc	PRTS	Consumer	115.0	10.00	8.26	(17.4%)
2/7/2007	Mellanox Technologies Ltd	MLNX	Tech	117.3	17.00	23.24	36.7%
1/22/2007	AeroVironment Inc	AVAV	Tech	131.0	17.00	24.11	41.8%
Summary	**25 2007 IPOs**		**Raising**	**$181,848.8**	**Overall Average**		**39.3%**
Consumer	**5 2007 IPOs**		**Raising**	**$177,881.8**		**Average**	**45.5%**
Healthcare	**4 2007 IPOs**		**Raising**	**$727.0**		**Average**	**34.5%**
Tech	**16 2007 IPOs**		**Raising**	**$3,239.9**		**Average**	**38.5%**

Source: Factset and TWPG.

Thomas Weisel Partners™ Experts in Growth

24

Next Generation of Quality Clients

Technology	Healthcare	Consumer
Double-Take Software	TomoTherapy	Bare Escentuals san francisco
metroPCS	Acura Pharmaceuticals, Inc. Abuse Deterrent Analgesics	lululemon athletica
salary.com	Insulet Corporation	
Constant Contact	Phase•Forward	crocs
riverbed	Masimo	ULTA Your Beauty Destination
compellent	Progen Pharmaceuticals	G-III Apparel Group
Vocus		

Thomas Weisel Partners
Experts in Growth
25

Leading Large M&A Advisory

$1,200,000,000

NOMURA

HAS ACQUIRED
Instinet Inc.

EXCLUSIVE FINANCIAL ADVISOR TO NOMURA HOLDINGS, INC.

2/1/07

$1,387,254,410

Broadwing

HAS AGREED TO BE ACQUIRED BY
Level 3 Communications, Inc.

FINANCIAL ADVISOR TO BROADWING CORPORATION

1/3/07

$1,878,000,000

NASDAQ

HAS ACQUIRED
Instinet Group Incorporated

EXCLUSIVE FINANCIAL ADVISOR TO THE NASDAQ STOCK MARKET, INC.

12/8/05

$673,000,000

IntermixMedia

HAS BEEN ACQUIRED BY
News Corporation

FINANCIAL ADVISOR TO INTERMIX MEDIA, INC.

9/30/05

$1,210,000,000

BUSINESS OBJECTS

Business Intelligence. If you have it, you know.

HAS ACQUIRED
Crystal Decisions, Inc.

EXCLUSIVE FINANCIAL ADVISOR TO BUSINESS OBJECTS SA

12/11/03

Thomas Weisel Partners™
Experts in Growth
26

Cross-Border M&A Experience

Over the last 5 Years, TWP has been involved in 20 cross-border transactions
$ in Millions

Close Date	Acquiror	Location	Target	Location	Deal Value
2/1/2007	Nomura		Instinet		$ 1,200
1/9/2007	Microsemi		PowerDsine		245
11/9/2006	Xerox		XM Pie		54
9/11/2006	Rackable Systems		Terrascale Technologies		38
5/9/2006	BMC Software		Identify Software		150
5/31/2005	Aeroflex		UbiNetics Holdings Limited		81
5/23/2005	Aeroflex		UbiNetics T&M Division		81
12/22/2004	Kyorin Pharmaceutical		ActivX Biosciences		21
7/1/2004	findwhat.com		Espotting Media		170
6/29/2004	Molecular Devices		Axon Instruments		140
5/19/2004	UTStarcom		Telos Technology		48
3/8/2004	Bookham Technology		New Focus		13
2/29/2004	Vignette Corp.		Tower Technology		125
12/11/2003	Business Objects		Crystal Decisions		1,210
7/7/2003	Ferraris Group		Bionostics		31
6/18/2003	FindWhat.com		eSpotting		163
3/7/2003	Medicis Pharmaceutical		Q-Med AB		160
2/4/2003	ULVAC Inc.		Physical Electronics		20
12/10/2002	Documentum		eRoom		168
8/12/2002	Alcatel		Telera		136

Shading represents TWP client.

Thomas Weisel Partners™ Experts in Growth

27

Cross-Border M&A Experience

TWP is currently engaged on 14 cross-border transactions
$ in Millions

Engaged Transactions with Foreign Buyers / Sellers					
Client				Buyer	
Location	Sector	Public / Private	Size	Location	Description
	Test and Measurement	Public in US	$ 1,000		Three multi billion potential buyers in Germany
	Test and Measurement	Public in US	750		Potential buyer in UK
	Internet	Private	300		Multi billion potential buyer in US and Germany
	Storage	Public in US	250		Multi billion potential buyer in France
	Software	Public in Finland	200		Private equity firm in US
	Semiconductors	Public in US	200		Early stages
	Software	Public in Germany	150		Multi billion potential buyer in Germany
	Software	Public in US	100		Multi billion potential buyer in France
	Comm. Equipment	Public in US	85		Two multi billion potential buyers in Sweden
	Media	Public in UK	75		Several potential strategic and financial buyers
	Semiconductors	Private	75		Potential buyer in Taiwan
	Software	Private	60		Multi billion potential buyer in Germany
	Semiconductors	Public in US	60		Early stages
	Software	Private	N.A.		Multi billion potential buyer in Germany

Transaction data as of 10/10/07.

Thomas Weisel Partners™
Experts in Growth
28

Brokerage Overview

Thomas Weisel Partners
Experts in Growth

Brokerage Revenues - Growth Initiatives

Salesforce Expansion in Europe

- Hired teams from Prudential Equity in London and Zurich

Special Situations Block Trading Team

- Hired 2 person team from bulge platform
- Focused on overnight block trades - registered and unregistered

Expand electronic trading

- Expand brokerage franchise:
  - programs, algorithms
  - direct market access and commission sharing arrangements

Build out convertible business

Grow middle markets effort

- 5 salespeople and 3 traders covering 250 accounts
- Majority of accounts – hedge fund managers

Increase PCD assets

- $9 billion vs. $6 billion 2 years ago

Discovery Research

- Currently covering 149 companies

Thomas Weisel Partners™
Experts in Growth
30

Quarterly Brokerage Revenue

16% Sequential Q3 Growth

Quarterly Brokerage Revenue
Brokerage Revenue ($ in millions)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
34
33
36
37
49
36
34
36
36
34
35
34
34
30
31
29
29
26
30
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007

Thomas Weisel Partners™
Experts in Growth
31

Westwind Partners

Thomas Weisel Partners
Experts in Growth

Capital Markets – Natural Resource Sector Vertical

Expanding Capital Markets – Significant Market Opportunity

Number of Transactions

3,500
3,000
2,500
2,000
1,500
1,000
500
0
2,087
2,556
2,973
2,911
1,701
2,040
2,426
2,413
158
160
356
446
389
337
2004
2005
2006
2007 RR
US Can UK

Transaction Fees ($ in Billions)

$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$52.5
$87.1
$107.8
$121.6
8.9
43.0
7.4
9.4
70.3
5.3
15.0
87.5
8.4
21.7
91.6
2004
2005
2006
2007 RR
US Can UK

Updated October 2007.
Source: Capital IQ.

Thomas Weisel Partners™
Experts in Growth
33

Westwind Strong Investment Banking Momentum

33% CAGR
US$ in Millions

Revenue ($ in Millions)
$90
$75
$60
$45
$30
$15
$0
$32
$6
$4
$12
$4
$5
$42
$9
$7
$17
$7
$3
$68
$12
$8
$24
$8
$14
$75
$14
$9
$27
$9
$16
2005
2006
2007E
2008E
M&A Revenue
Private Capital
PIPEs
FOs
IPOs

2007E total revenue estimates are TWP's internal projections for Westwind and 2008E total revenue estimates are KBW estimates as of November 2007. The mix between products is based on Westwind's 2007E internal projections.

Thomas Weisel Partners™
Experts in Growth
34

Westwind Investment Banking Revenue By Sector

2006 & 2007E By Vertical

34%
47%
4%
3%
4%
4%
4%
Technology
Consumer
Mining
Other
Healthcare
Energy
Industrial

2006 & 2007E By Product

12%
21%
37%
18%
12%
IPO
Private FOs
M&A
Public FOs
Private

2006 are actual Weswind results combined with Westwind's 2007E estimates based on TWP's internal projections.

Thomas Weisel Partners™
Experts in Growth
35

Westwind Investment Banking Quality Clients

Mining	Energy	Special Situations
CENTAMIN EGYPT	SES	PEACEARCH ENTERTAINMENT
OSISKO EXPLORATION	SABER ENERGY CORP	ARTIS REIT
CIC ENERGY CORP.	PacificStratusEnergy	IMMERSIVE MEDIA
GOLD EAGLE MINES LTD.	BRONCO ENERGY	LANESBOROUGH REIT
BENTON	Vero ENERGY INC.	WHITEMUD RESOURCES INC.
STARFIELD	HORIZON NORTH Logistics Inc	Outdoor Partner MEDIA
MEGA URANIUM LTD	XEL XCITE ENERGY	PINETREE
SEM AFO		Newport Partners Income Fund

Thomas Weisel Partners™ Experts in Growth

36

Westwind Brokerage Revenues

Continued Momentum in the Brokerage Segment, 34% CAGR
US $ in Millions

$20
$15
$10
$5
$0
$7.5
$7.4
$13.0
$18.0
2004
2005
2006
2007E

2007E revenues are TWP internal estimates.

Thomas Weisel Partners™
Experts in Growth
37

Synergies – Revenue Opportunities

Increase Brokerage Revenue while Leveraging Current Cost Base	• Broader research coverage leading to more votes with key accounts • Sell US research to Canadian accounts/ Canadian research to US accounts • Increase Westwind's trading revenue
Expand Westwind's Banking Practice in Canada	• TWP's brand and US distribution to help lead to higher banking market share in Consumer, Healthcare, Technology, Media and Telecom
European Expansion	• Immediate scale to existing TWP business in banking • Utilize Westwind's experience regarding AIM-listed companies and the re-listing of international companies strategy on the TSX
Cross Border M&A	• Westwind's core clients benefit from TWP's bulge bracket execution capabilities • Presence in UK will expand TWP's reach
Alternative Energy Opportunity	• Leverage Westwind's global view of alternative and renewable energy to build out existing TWP alternative energy practice
US Opportunity	• Potential to open offices in the US, expand research and banking to US energy opportunity

Thomas Weisel Partners™
Experts in Growth
38

TWP and WW Consolidated

Thomas Weisel Partners
Experts in Growth

Diverse Investment Banking Platform

2007E Investment Banking Revenues by Vertical

Current TWP Vertical Mix

3%
15%
59%
23%
Technology
Healthcare
Consumer
Industrial

Total Revenues = US$137 Million

Pro Forma

6%
20%
40%
8%
10%
16%
Technology
Healthcare
Consumer
Energy
Mining
Industrial/Other

Total Revenues = US$205 Million

2007E revenue estimates for TWP are KBW projections. 2007E pro forma estimates are KBW projections for TWP combined with TWP internal projections for Westwind.

Thomas Weisel Partners℠ Experts in Growth
40

Pro Forma Investment Banking Revenue Overview

US$ in millions

Westwind

$80
$70
$60
$50
$40
$30
$20
$10
$0
CAGR: 33%
$31.7
$41.6
$67.5
$75.0
2005A
2006A
2007E
2008E

TWP Historical & KBW Estimates

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
CAGR: 35%
$75.3
$124.1
$137.1
$183.6
2005A
2006A
2007E
2008E

Combined Company

$300
$250
$200
$150
$100
$50
$0
CAGR: 34%
$107.0
$165.7
$205.0
$258.6
2005A
2006A
2007E
2008E

2007E revenue estimates for TWP are KBW projections. 2007E revenue estimates for Westwind are TWP internal projections. 2007E pro forma estimates are KBW projections for TWP combined with TWP internal projections for Westwind. 2008E estimates for both TWP and Westwind are KBW estimates.

Thomas Weisel Partners℠
Experts in Growth
41

Pro Forma Research Universe

Resource Sector = 14% of the Russell 2000 Growth & 15% of the S&P 500

TWP Current Universe

Industrial Growth 11.4%
Energy 3.3%
Technology, Media & Communications 45.6%
Consumer 18.0%
Healthcare 23.3%

619 Companies Under Coverage

Pro Forma Universe

Mining 4.6%
Other 2.2%
Energy 10.0%
Technology, Media & Communications 40.8%
Industrial Growth 6.6%
Consumer 15.6%
Healthcare 20.2%

740 Companies Under Coverage

As of November 2007. TWP current universe includes Discovery Research. Pro forma universe includes TWP U.S. research, Discovery research and Westwind research.

Thomas Weisel Partners™ *Experts in Growth* 42

Pro Forma Revenues for Combined Company

Investment Banking Driving 35% Revenue Growth

$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$274.5
27.1
145.9
$107.0
$332.0
25.8
136.8
$165.7
$381.1
36.8
130.4
$204.6
$449.2
37.4
137.7
$258.6
2005
2006
2007E
2008E
Investment Banking
Brokerage
Asset Management
Net Interest/Other

2005 through 2006 are TWP and Westwind actual results. 2007E revenue estimates for TWP are KBW projections and 2007E revenue estimates for Westwind are TWP internal estimates. 2008E estimates for both TWP and Westwind are KBW estimates.

Thomas Weisel Partners℠
Experts in Growth
43

Asset Management Overview

Thomas Weisel Partners
Experts in Growth

Asset Management Overview

- Support and Expand Existing Private Equity Products
  - ✓ Venture Fund of Funds
  - ✓ Healthcare Venture
  - ✓ Technology Venture
  - ✓ India Private Equity Fund of Funds
  - ✓ Distribution Management

AUM ($ in millions)	
Venture Fund of Funds	$676
Venture	$253
Healthcare	$122
India	$57
Total	$1,108

- Build or Buy New Asset Management Products
  - ✓ Recruited small/mid-cap team from Columbia Management with history of top quartile performance
  - ✓ Will continue to review potential lift-outs and acquisitions

As of Q3 2007.

Thomas Weisel Partners™ Experts in Growth
45

Asset Management Franchise

$ in Millions

	Projected as of IPO	Recognized from IPO through Q3 2007	Remaining
Waived Management Fees	$22	$18	$4
Investments in Partnerships	$43	$5	$38
Carried Interest	$45	$6	$39
Total	$111	$29	$82

Projections assume 2.0X return on capital from investment in TWP funds, excluding TWCP.

Thomas Weisel Partners™
Experts in Growth
46

Small-Cap Growth Strategy

Well respected by the institutional & consultant communities

Solid, disciplined investment process - easily articulated and repeatable

21.00%
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
2.70%
0.02%
17.64%
9.35%
15.57%
8.17%
Q 3
2007 YTD*
From Inception*
Small Cap Growth Strategy (Net)**
Russell 2000 Growth Index

Lead Portfolio Manager
Kenneth A. Korngiebel, CFA

Co-Portfolio Managers
J. Michael Kosicki, CFA
John Y. Liu, CFA
Theodore Wendell, CFA

Senior Analysts
Steven Brase, CFA
Jeffrey Yamin

* Inception date for TW Small Cap Growth Strategy was November 15, 2006; 2007 YTD is as of September 30, 2007.
** Net of fee performance reflects a 1.00% management fee.
The attached information describes performance regarding a registered investment advisor. Past performance is no guarantee of future results. This document is for information purposes only and should not be regarded as an offer to sell or as a solicitation of an offer to buy the product(s) or service(s) mentioned. Thomas Weisel Partners LLC and TW Asset Management LLC are affiliated companies. Thomas Weisel Partners LLC is a member of the NYSE, FINRA and SIPC.

Thomas Weisel Partners™ Experts in Growth
47

Asset Management Revenue

Continuing Momentum in Private Equity Gains
$ in Millions

Private Equity Gains
$16
$14
$12
$10
$8
$6
$4
$2
$0
$8
$9
$4
$12
$14
2003
2004
2005
2006
9 Mo 2007

Thomas Weisel Partners℠
Experts in Growth
48

Financial Overview

Thomas Weisel Partners
Experts in Growth

Pro Forma Financial Model

2007 = Year of Investing in Strategic Growth Initiatives
$s in Millions

	2006	2007E	2008E
			Pro Forma
Revenue	$ 276	$ 296	$ 449
Compensation Ratio	55%	58%	58%
Non-compensation	$ 98	$ 102	$ 133
EPS	$ 0.93	$ 0.74	$ 1.36
Net Income Margin	9%	7%	10%
Return on Equity	8%	7%	12%

2007 and 2008 estimates are KBW projections. EPS, net income margin and return on equity add-back IPO award expenses. Compensation ratio excludes private equity gains from revenue and IPO award expense from compensation.

Thomas Weisel Partners™
Experts in Growth
50

Pro Forma Key Financial Goals

Strategic Growth Initiative Investments = 2008 Growth
$s in Millions

	2008 Goals
Revenue Growth	25%
Net Income Growth	35%
Compensation Ratio	60%
Net Income Margin	10%
Return on Equity	12%
Return on Tangible Equity	20%

Net income and return on equity calculations add-back IPO award expense.

The compensation revenue excludes private equity gains from revenue and IPO award expense from compensation.

Return on equity and tangible return on equity assume approximately $150 million goodwill and approximately $11.5 million in amortization a year.

Thomas Weisel Partners™
Experts in Growth
51

Strong Balance Sheet Positioned for Growth

Unlevered and Limited Exposure to Debt Markets

Unlevered:

- Capital Lease Obligations & Notes Payable $28 Million
- Shareholders' Equity: $284.8 Million

Limited Exposure to Credit Market Turmoil:

- Cash
- Equities
- Net Long Convert Book
- Auction Rate and Municipal Securities
- Investments in Private Equity Partnerships

Thomas Weisel Partners™
Experts in Growth
52

Thomas Weisel Partners

KBW Conference
November 2007

Thomas Weisel Partners
Experts in Growth

The contents of this filing and the documents attached hereto contain forward-looking statements that are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous assumptions and other factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, Thomas Weisel Partners Group, Inc.’s (“TWPG’s”) and Westwind Capital Corporation’s (“Westwind’s”) ability to complete the transaction in a timely manner or at all, implement their strategic initiatives and achieve the expected benefits of the transaction, integrate their operations and retain their professionals, as well as competitive, economic, political, and market conditions and fluctuations, government and industry regulation, other risks relating to the transaction, including the effect of the announcement of the transaction on the companies’ business relationships, operating results and business generally and other factors, including those that are described (i) under the caption “Risk Factors” in the preliminary proxy statement filed with the SEC by Thomas Weisel Partners Group, Inc. on October 25, 2007 and (ii) under the caption “Risk Factors” in TWPG's Annual Report on Form 10-K for the year ended December 31, 2006 and other periodic reports filed by TWPG with the SEC thereafter (“Exchange Act Reports”). Most of these factors are difficult to predict accurately and are generally beyond TWPG’s or Westwind’s control. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein and readers are cautioned not to place undue reliance on forward-looking statements. For any forward-looking statements contained herein, TWPG claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. TWPG does not assume any obligation to update the information contained herein in the future.

In connection with the proposed transaction, Thomas Weisel Partners has filed a preliminary proxy statement will be filing a definitive proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF THOMAS WEISEL PARTNERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available (i) by calling Investor Relations at 415-364-2500, (ii) by going to the Investor Relations section of www.tweisel.com or (iii) by mailing a request to Thomas Weisel Partners, Investor Relations, One Montgomery Street, San Francisco, CA 94104. In addition, documents filed with the SEC by Thomas Weisel Partners are available free of charge at the SEC’s web site at www.sec.gov.

Thomas Weisel Partners and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Thomas Weisel Partners in connection with the proposed transaction. Information regarding Thomas Weisel Partners’ directors and executive officers is available in Thomas Weisel Partners’ Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 16, 2007, and its proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on April 12, 2007. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Thomas Weisel Partners as described above. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.